SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              FLORIDAFIRST BANCORP
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            United States                                        59-3545582
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(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


205 East Orange Street, Lakeland Florida                       33801-4611
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(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the registration of a class of    If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange      securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction      Act and is effective pursuant to General Instruction
A.(c),  please check the following box. |_|               A.(d), please check the following box.|X|


Securities  Act  registration  statement file number to which this form relates:
333-69239

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                               Name of Each Exchange on Which
To be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------
None                                                           N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.10 per share
---------------------------------------
          (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered

The information set forth under the captions "Certain Restrictions on Acquisition of the Company" and "Description of Capital Stock" in the Prospectus included in Part I of the Registration Statement on Form S-1 of the registrant, originally filed with the Securities and Exchange Commission on December 18, 1998 (File No. 333-69239), is incorporated by reference in response to this Item
1. Information set forth under the captions "Certain Restrictions on Acquisition of the Company" and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-69239 and subsequently filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.


Item 2.  Exhibits

3(i)     Charter of FloridaFirst Bancorp.*

3(ii)    Bylaws of FloridaFirst Bancorp.*

---------------------
* Incorporated herein by reference to Exhibits 3(i) (Charter) and 3(ii) (Bylaws) to the Registration Statement of FloridaFirst Bancorp
     (Registration No. 333-69239), which was originally filed with the Securities and Exchange Commission on December 18, 1998.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     FLORIDAFIRST BANCORP



Date:  April 2, 1999                   By: /s/ Gregory C. Wilkes
                                           -------------------------------------
                                           Gregory C. Wilkes
                                           President and Chief Executive Officer